PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY STOCK FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

SUPPLEMENT DATED JANUARY 7, 2026, TO THE
PROSPECTUS DATED FEBRUARY 28, 2025

The information below replaces the third paragraph of the “Redemption Payments” section, which starts on page 33 of the Prospectus dated February 28, 2025:

Each Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. Each Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund, or utilize an optional liquidity program, which is designed to provide an alternative liquidity source for mutual funds when processing redemptions of their shares. These redemption methods may be used during both normal and stressed market conditions. Some optional liquidity programs charge a fee, and each Fund is responsible for the fees incurred by participating in an optional liquidity program. During conditions that make the payment of cash unwise and/or in order to protect the interests of its shareholders, to attempt to manage liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio, each Fund reserves the right to pay redemption proceeds in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below.

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Please retain this supplement for your reference.

PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY STOCK FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

SUPPLEMENT DATED JANUARY 7, 2026, TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2025

Effective December 2, 2025, Ms. Kelly Meldrum, Mr. Jeremiah O’Connor and Mr. Alan Sorkin were appointed by the Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) to serve as trustees of the Trust.
The “Independent Trustees” table in the “Management” section on page 18 of the SAI is replaced with the following:
“Independent” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee During Past 5 Years
Elizabeth D. Obershaw Age: 66	Chair of the Board and Trustee	Indefinite; Since June 2008	Consultant; Formerly, Managing Director, Horsley Bridge Partners, an investment advisor	3	None
Wayne H. Smith Age: 84	Trustee	Indefinite; Since September 2004	Retired; private investor	3	None
Joseph G. Uzelac Age: 81	Trustee	Indefinite; Since October 2007	Retired; private investor	3	None
Michael Glazer Age: 85	Trustee	Indefinite; Since October 2019	Retired; Formerly, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP	3	None
Steven Paul Cesinger Age: 63	Chair of the Audit Committee and Trustee	Until 2039;[2] Since October 2023	Global Co-Founder and Chief Capital Officer, Valor Hospitality Partners, a hospitality acquisition development and management company; Chairman of the Board of Valor Hospitality Holdings, LLC	3	None
Kelly Meldrum Age: 62	Trustee	Until 2040;[2] Since December 2025	Retired; Formerly, Partner, Adams Street Partners, an investment advisor	3	None
Jeremiah O’Connor Age: 66	Trustee	Until 2036;[2] Since December 2025	Retired; Formerly, Managing Director, Stifel Nicolaus, an investment bank and brokerage firm	3	None
Alan Sorkin Age: 65	Trustee	Until 2037;[2] Since December 2025	Managing Director, Teatown Lake Reservation, Inc., an accredited land trust	3	None
1 Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
2 The Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 77 (a “Retirement Date”). A Trustee may continue to serve for one or more additional successive one-year terms after the Retirement Date, in the discretion of the Board. The policy applies to any Trustees first appointed by the Board or elected by shareholders after October 1, 2023.
The third paragraph of “The Board of Trustees” subsection in the “Management” section on page 19 of the SAI is replaced with the following:

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Fried and Mordecai satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act and, as to Messrs. Fried and Mordecai, their positions with PRIMECAP Management Company, the investment advisor to the Trust. In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Ms. Obershaw, senior executive experience with Horsley Bridge Partners, an investment advisor (2007 - 2021), and experience as chief investment officer of Hewlett-Packard Company, a publicly traded operating company (1991 - 2007); Mr. Smith, executive and financial officer experience with Avery Dennison Corporation, a publicly traded operating company (1979 - 2002); Mr. Uzelac, executive experience with Lehman Brothers Global Investment Bank, an investment bank and brokerage firm (1988 - 2007); Mr. Glazer, legal experience with registered investment companies as a partner and senior counsel with Morgan, Lewis & Bockius LLP (2014 - September 2019) and other law firms (1988 - 2014); Mr. Cesinger, senior executive and financial office experience with Valor Hospitality Partners (2012 - 2025); Ms. Meldrum, senior executive experience with Adams Street Partners (2005 - 2023) and other investment management and analyst roles (1987 - 2005); Mr. O’Connor, executive experience in managing director and senior managing director roles with Stifel Nicholas (2009 - 2025) and Bear Stearns (2000 - 2009), each an investment bank and brokerage firm; Mr. Sorkin, senior executive roles in client management and operations with Barclays Investment Bank (2008 - 2014) and Lehman Brothers Global Investment Bank (1995 - 2008), each an investment bank and brokerage firm; Mr. Fried, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1986 - present); and Mr. Mordecai, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1997 - present).
The following information is added to the “Trustee Ownership of Securities” subsection in the “Management” section on page 21 of the SAI:

Ownership of Securities*	Kelly Meldrum, Independent Trustee	Jeremiah O’Connor, Independent Trustee	Alan Sorkin, Independent Trustee
PRIMECAP Odyssey Stock Fund	a	e	b
PRIMECAP Odyssey Growth Fund	a	e	b
PRIMECAP Odyssey Aggressive Growth Fund	a	e	b
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	a	e	c
Note: a = None; b = $1 - $10,000; c =$10,001 - $50,000; d = $50,001 - $100,000; e =Over $100,000
* The table sets forth the extent of each new Trustee’s beneficial interest in shares of the Funds as of December 31, 2025.

As of January 31, 2025, Trustees and officers of the Trust, including Ms. Meldrum and Messrs. O’Connor and Sorkin, as a group beneficially owned less than one percent of the outstanding shares of each of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund.

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Please retain this supplement for your reference.